UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2025

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 8, 2025, the Board of Directors (the “Board”) of La-Z-Boy Incorporated (the “Company”) elected William C. Boor to the Board, effective immediately. His term will expire at the annual meeting of shareholders in 2026. With Mr. Boor’s election, the size of the Board expands to 10 members.

Since April 15, 2019, Mr. Boor, age 59, has served as the President and Chief Executive Officer of Cavco Industries, Inc. (NASDAQ: CVCO), which designs and produces factory-built housing products. Mr. Boor was previously the Chief Executive Officer of Great Lakes Brewing Company, a craft brewing company based in Cleveland, Ohio, a position he had held since September 2015. Previously, he held executive roles with public companies in the building materials, homebuilding, and mining industries.

Mr. Boor joined the Company’s Board as an independent director and has been appointed to serve as a member of the Audit Committee. He will receive the compensation currently paid to non-employee directors of the Company, on a pro rata basis for any partial fiscal quarter, as well as the Company’s standard form of indemnification agreement. The Board approved an equity award grant to Mr. Boor, under the Company’s 2024 Omnibus Incentive Plan, of restricted stock units with a grant date value of $96,165, effective on January 15, 2026.

A copy of the news release announcing Mr. Boor's election is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
    (d)        The following exhibits are furnished as part of this report:

Description
99.1	News Release Dated December 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: December 9, 2025

BY: /s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer